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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation hereby constitute and appoint Frank N. Newman, George J. Vojta, Richard H. Daniel, Melvin A. Yellin and James
T. Byrne, Jr., or any one of them, their true and lawful attorney or attorneys and agent or agents, with the power and authority to sign the names of the undersigned to the Annual Report for the year 1997 of Bankers Trust New York Corporation on Form 10-K pursuant to Section 13 of the Securities and Exchange Act of 1934 and each of the undersigned does hereby ratify and confirm all that said attorney or attorneys and agent or agents or any one of them shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.

February 17, 1998                       Bankers Trust New York Corporation



                                        By /S/ FRANK N. NEWMAN
                                               ---------------------------------
                                               Frank N. Newman
                                               Chairman of the Board



/S/ FRANK N. NEWMAN
    -----------------------------------------------
    Frank N. Newman
    Chairman of the Board, Chief Executive Officer,
    President and Director
    (Principal Executive Officer)


/S/ RICHARD H. DANIEL
    -----------------------------------------------
    Richard H. Daniel
    Vice Chairman,
    Chief Financial Officer and Controller
    (Principal Financial Officer)


/S/ RONALD HASSEN
    -----------------------------------------------
    Ronald Hassen
    Senior Vice President and
    Acting Principal Accounting Officer


               BANKERS TRUST NEW YORK CORPORATION AND SUBSIDIARIES
               ---------------------------------------------------
                                      112

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                                                               February 17, 1998

/S/ LEE A. AULT III
    ------------------------------------------------------------
    Lee A. Ault III                                     Director


/S/ NEIL R. AUSTRIAN
    ------------------------------------------------------------
    Neil R. Austrian                                    Director


/S/ GEORGE B. BEITZEL
    ------------------------------------------------------------
    George B. Beitzel                                   Director


/S/ PHILLIP A. GRIFFITHS
    ------------------------------------------------------------
    Phillip A. Griffiths                                Director


/S/ WILLIAM R. HOWELL
    ------------------------------------------------------------
    William R. Howell                                   Director


/S/ VERNON E. JORDAN, JR.
    ------------------------------------------------------------
    Vernon E. Jordan, Jr.                               Director


/S/ HAMISH MAXWELL
    ------------------------------------------------------------
    Hamish Maxwell                                      Director


/S/ N.J. NICHOLAS JR.
    ------------------------------------------------------------
    N.J. Nicholas Jr.                                   Director


/S/ RUSSELL E. PALMER
    ------------------------------------------------------------
    Russell E. Palmer                                   Director


/S/ DONALD L. STAHELI
    ------------------------------------------------------------
    Donald L. Staheli                                   Director


/S/ PATRICIA C. STEWART
    ------------------------------------------------------------
    Patricia C. Stewart                                 Director


/S/ G. RICHARD THOMAN
    ------------------------------------------------------------
    G. Richard Thoman                                   Director


/S/ GEORGE J. VOJTA
    ------------------------------------------------------------
    George J. Vojta      Vice Chairman of the Board and Director


/S/ PAUL A. VOLCKER
    ------------------------------------------------------------
    Paul A. Volcker                                     Director


               BANKERS TRUST NEW YORK CORPORATION AND SUBSIDIARIES
               ---------------------------------------------------
                                      113